STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this "Agreement") is made as of April 20, 2018, by and between Corix Bioscience, Inc., a Wyoming corporation ("CXBS"), and Danny Berry, an individual ("Purchaser"), whose mailing address for notice purposes is on file with CXBS as a result of this Agreement being subject to public review as a result of CXBS disclosing this Agreement with the United States Securities and Exchange Commission (the "SEC"). CXBS and the Purchaser are collectively referred to as the "Parties" and singularly, a "Party."

In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Purchase and Sale of the Shares.

a. Purchase and Sale. Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase from CXBS, and CXBS agrees to sell to the Purchaser, 333,334 shares of the common stock of CXBS, referred to as the "Shares".

b. Purchase Price. The purchase price for the Shares is $.30 per share, or $100,000.

c. Payments. The purchase price for the Shares will be paid on or before April 24, 2018.

d. Certificates for the Shares. Promptly after receipt of payment of the purchase price, CXBS shall instruct its transfer agent to prepare a stock certificate for the purchased Shares for delivery to the Purchaser at the Purchaser's address on record with CXBS. The certificate shall have a legend substantially as follows: THESE SHARES ARE RESTRICTED SECURITIES PURSUANT TO THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND SUBJECT TO CERTAIN LIMITATIONS ON PUBLIC RESALE OR OTHER TRANSFER. THESE SHARES MAY NOT BE RESOLD OR TRANSFERRED UNLESS THE SHARES ARE REGISTERED PURSUANT TO THE ACT AND QUALIFIED PURSUANT TO THE APPLICABLE STATE STATUTES, UNLESS AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION IS DEMONSTRATED TO THE SATISFACTION OF THE COMPANY.

2. Representations and Warranties of CXBS. CXBS represents and warrants to the Purchaser as follows:

a. Due Incorporation and Good Standing. CXBS is a corporation duly organized, validly existing and in good standing under the laws of the state of Wyoming.

b. Due Authorization. All corporate action on the part of CXBS necessary for the authorization, execution and delivery of the Agreement and the performance of the obligations of CXBS hereunder, and the authorization, issuance, sale and delivery of the Shares has been taken pursuant to consent resolutions of the Board of Directors dated April 20, 2018 (the "Board Resolutions"), and this Agreement constitutes a valid and legally binding obligation of CXBS, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3. Representations and Warranties of the Purchaser. The Purchaser represents and warrants to CXBS that:

a. Due Authorization. The Purchaser has the legal capacity and authority to enter into this Agreement. All actions on the Purchaser's part necessary for the authorization, execution and delivery of this Agreement and the performance of the obligations of the Purchaser hereunder in the purchase of the Shares has been taken, and this Agreement constitutes a valid and legal binding obligation of the Purchaser enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

b. Purchase Entirely for the Purchaser's Own Account. The Purchaser is purchasing the Shares in the ordinary course of business for investment purposes only for the Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the Shares.

c. Information. The Purchaser acknowledges review of reports filed by CXBS with the SEC, and CXBS has provided the Purchaser with no indication of any value of the Shares or of CXBS. The Purchaser acknowledges receipt of the Board Resolutions and has approved the disclosure of this Agreement and issuance of the Shares by CXBS on the proposed Form 8-K. There have been no representations, warranties or promises made to Purchaser by CXBS or any representative of CXBS that the Shares will appreciate in value, or that there will be any market for the resale of the Shares by the Purchaser. The Purchaser understands that the Shares are extremely speculative and subject to a high degree of risk of loss of the Purchaser's investment. The Purchaser and the Purchaser's advisors, if any, have conducted their own investigation with respect to CXBS and the Shares, and have not relied upon any representation of CXBS in making the decision to invest in the Shares (other than those representations set forth in Section 2 of this Agreement). The Purchaser has had an opportunity to discuss the terms and conditions of the investment in the Shares with management of CXBS and to obtain any additional information regarding the investment or CXBS that it has requested of management. The Purchaser is aware of and has reviewed the Order of Suspension of Trading issued by the SEC on April 12, 2018 (File No. 500-1), and understands the restrictions associated with the Order of Suspension of Trading.

d. Investment Experience. Purchaser is an investor in speculative securities with companies that have no revenue or profits and lack liquidity and capital resources and has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the risks of the investment in the Shares. Purchaser represents he is able to bear the economic risk of an investment in the Shares and is able to afford a complete loss of such investment.

e. Accredited Investor Status. The Purchaser is an "accredited investor" as that term is defined in Regulation D promulgated under the U.S. Securities Act of 1933, as amended, as modified by Section 413(a) of the Dodd-Frank Act which deletes from the calculation of net worth the "value of the primary residence" of the investor. The Purchaser is an "accredited investor" as defined under Rule 501 of Regulation D. Purchaser represents that he has sought out independent legal and tax advice related to the purchase of the Shares, and further represents that the Shares are being sold by CXBS in reliance on Section 4(a)(2) and Section 4(a)(5) of the Securities Act of 1933 and Regulation D promulgated thereunder. The Purchaser acknowledges that the Company has relied on his Accredited Investor Questionnaire, which is on file with the Company in selling the Shares herein.

f. Restricted Securities. The Purchaser understands that the Shares being purchased are characterized as "restricted securities" under the U.S. securities laws and that the Shares may be resold without registration only in certain limited circumstances, and that the Shares when issued to the Purchaser will bear the restricted legend restricting transfer. The Purchaser is experienced in purchasing securities that are not readily transferable.

4. Miscellaneous.

a. Survival. The warranties, representations and covenants of the Purchaser and CXBS contained in this Agreement shall survive the execution of this Agreement and the purchase and sale of the Shares.

b. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, and not a facsimile signature.

c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, the Agreement.

d. Press Releases. Other than any required filings under the Federal securities laws, none of the parties hereto will, without first obtaining the approval of the other, make any public announcement, directly or indirectly, regarding this Agreement, nor the nature of the transaction contemplated by this Agreement, to any person except as required by law or regulatory bodies and other than to the respective principals or other representatives of the Parties, each of whom shall be similarly bound by such confidentiality obligations. If any such press release or public announcement is so required by either party (except in the case of any disclosure required under the federal securities laws to be made in a filing with the SEC), the disclosing party shall consult with the other parties prior to making such disclosure, and the parties shall use all reasonable efforts, acting in good faith, to agree upon a text for such disclosure which is satisfactory to each of the parties.

e. Expenses. Regardless of whether the transactions contemplated hereby are consummated, all legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party hereto incurring such costs and expenses.

f. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Wyoming without regard to the conflicts of laws provisions thereof.

g. Headings. Article and Section headings used in this Agreement are for convenience only and shall not affect the meaning or construction of this Agreement.

h. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements and understandings, both written and oral, with respect to the subject matter hereof.

i. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Signatures on this Agreement may be communicated by facsimile transmission, emailed PDFs, or other electronic means of communication and shall be binding upon parties hereto so transmitting their signatures. Counterparts with original signatures shall be provided to the other parties

hereto following the applicable facsimile transmission; provided that the failure to provide the original counterpart shall have no effect on the validity or the binding nature of this Agreement.

j. Amendment. Any term of this Agreement may be modified or amended only by an instrument in writing signed by each of the parties hereto.

k. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of Agreement shall be interpreted as if such provision were so excluded and shall be enforced in accordance with its terms.

l. Joint Drafting and Negotiation. Each Party agrees that they have had an opportunity to participate in the drafting, preparation, and negotiation of this Agreement. Each of the Parties expressly acknowledges such participation and negotiation in order to avoid the application of any rule construing contractual language against the drafter thereof. Purchaser acknowledges that he has gathered information from CXBS in evaluating this Agreement, it has relied solely on its own review, and the review of its attorney, accountants and advisors.

m. Arbitration. The Parties agree that any dispute arising out of, or relating in any way to, this Agreement that has not been resolved by good-faith negotiations will be finally submitted to binding arbitration through the American Arbitration Association. The arbitration and shall be governed by the then-current AAA Commercial Arbitration Code and will be conducted by a single arbitrator. The arbitration will comply with all aspects of the Federal Arbitration Act, and judgment on the award rendered by the arbitrator (if any) may be entered by any court of proper jurisdiction. The place of arbitration will be Los Angeles County, California. The arbitrators are not empowered to award damages in excess of any lawful limitations on damages provided in this agreement. The substantive law governing any dispute will be the laws of the State of Wyoming. The statute of limitations of the State of Wyoming applicable to the commencement of the lawsuit will apply to the commencement of an arbitration under this section.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date set forth above.

CORIX BIOSCIENCE, INC., a Wyoming corporation

By: Michael Ogburn
Its: Chief Executive Officer
Authorized by Board of Directors

4-20-2018

By: Danny Berry